UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 10, 2012
Date of Report (Date of earliest event reported)

Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)(Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On October 10, 2012, Lincoln National Corporation (the “Company”) announced that Robert W. Dineen, formerly President of Lincoln Financial Network (“LFN”), has been appointed Vice Chairman of LFN, as part of a phased retirement.  Will H. Fuller, formerly President of Lincoln Financial Distributors, will lead LFD and LFN in the newly appointed role of President of Lincoln Financial Group Distribution.  LFN and LFD will remain separate and distinct distribution operations under Mr. Fuller.

A press release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01.                            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By /s/ Randal J. Freitag
Name: Randal J. Freitag
Title: Executive Vice President and
Chief Financial Officer

Date:  October 10, 2012

EXHIBIT INDEX

No.	Description

99.1	Press Release, dated October 10, 2012.